                                                                   EXHIBIT 10.38


                                  EXHIBIT B

                               MICROHELIX, INC.
                     2002 NONQUALIFIED STOCK OPTION PLAN

      1. Purposes of the Plan. The purposes of this Nonqualified Stock Option Plan are to attract, retain and reward individuals who can and do contribute to the Company's success by providing Employees and Consultants an opportunity to share in the equity of the Company and to more closely align their interests with the Company and its shareholders.

      Options granted hereunder shall be nonqualified stock options, not intended to be qualified as incentive stock options within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended. In addition, shares of the Company's Common Stock may be Sold hereunder independent of any Option grant.

      2. Definitions. As used herein, the following definitions shall apply:

            (a) "Administrator" shall mean the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4(a) of the Plan.

            (b) "Board" shall mean the Board of Directors of the Company.

            (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

            (d) "Committee" shall mean a committee appointed by the Board in accordance with Section 4(a) of the Plan.

            (e) "Common Stock" shall mean the Common Stock of the Company.

            (f) "Company" shall mean microHelix, Inc., an Oregon corporation.

            (g) "Consultant" shall mean any person who is engaged by the Company or any Parent or Subsidiary to render consulting services and is compensated for such consulting services, but shall not include any Officer or Director of the Company.

            (h) "Continuous Status as an Employee or Consultant" shall mean the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) any sick leave, military leave, or any other leave of absence approved by the Company; or (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor.

            (i) "Director" shall mean a member of the Company's Board of Directors.

            (j) "Disability" shall mean total and permanent disability as defined in Section 22(e)(3) of the Code.


1 - 2002 STOCK INCENTIVE PLAN (MICROHELIX, INC.)

            (k) "Employee" shall mean any person, other than Officers and Directors, employed by the Company or any Parent or Subsidiary.

            (l) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

            (m) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

                  (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or the Nasdaq SmallCap Market of the Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for the Common Stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                  (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                  (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

            (n) "Nonqualified Stock Option" shall mean an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

            (o) "Notice of Grant" shall mean a written notice evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

            (p) "Officer" shall mean a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

            (q) "Option" shall mean a stock option granted pursuant to the Plan.

            (r) "Option Agreement" shall mean a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

            (s) "Optioned Stock" shall mean the Common Stock subject to an Option.

            (t) "Optionee" shall mean an Employee or Consultant who holds an Option.

            (u) "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.


2 - 2002 STOCK INCENTIVE PLAN (MICROHELIX, INC.)

            (v) "Plan" shall mean this 2002 Nonqualified Stock Option Plan.

            (w) "Sale" or "Sold" shall include, with respect to the sale of Shares under the Plan, the sale of Shares for any form of consideration specified in Section 7(b), as well as a grant of Shares for consideration in the form of past or future services.

            (x) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

            (y) "Subsidiary" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

      3.    Stock Subject to the Plan.

            (a) Subject to the provisions of paragraph (b) of this Section 3 and the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and/or Sold under the Plan is 60,000 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

            (b) If an Option should expire or become unexercisable for any reason, or is otherwise terminated or forfeited, without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future Option grants and/or Sales under the Plan. If any Shares issued pursuant to a Sale shall be reacquired, canceled or forfeited for any reason, such Shares shall become available for future Option grants and/or Sales under the Plan, unless the Plan shall have been terminated. If the exercise price of any Option granted under the Plan is satisfied by tendering Shares of Common Stock to the Company (by either actual delivery or by attestation), only the number of shares of Common Stock issued net of the Shares of Common Stock tendered shall be deemed delivered for purposes of determining the maximum number of Shares available for delivery under the Plan.

      4.    Administration of the Plan.

            (a) Procedure. The Plan shall be administered by (A) the Board or
(B) a Committee designated by the Board, which Committee shall be constituted to satisfy the legal requirements relating to the administration of stock option plans under applicable corporate and securities laws and the Code. Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the legal requirements relating to the administration of stock option plans under state corporate and securities laws and the Code.

            (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:


3 - 2002 STOCK INCENTIVE PLAN (MICROHELIX, INC.)

                  (i) to grant Nonqualified Stock Options;

                  (ii) to authorize Sales of Shares hereunder;

                  (iii) to determine, upon review of relevant information, the Fair Market Value of the Common Stock;

                  (iv) to determine the exercise/purchase price per Share of Options to be granted or Shares to be Sold, which exercise/purchase price shall be determined in accordance with Section 7(a) of the Plan;

                  (v) to determine the Employees or Consultants to whom, and the time or times at which, Options shall be granted and the number of Shares to be represented by each Option;

                  (vi) to determine the Employees or Consultants to whom, and the time or times at which, Shares shall be Sold and the number of Shares to be Sold;

                  (vii) to interpret the Plan;

                  (viii) to prescribe, amend and rescind rules and regulations relating to the Plan;

                  (ix) to determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option;

                  (x) to determine the terms and provisions of each Sale of Shares (which need not be identical) and, with the consent of the purchaser thereof, modify or amend each Sale;

                  (xi) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option;

                  (xii) to accelerate or defer (with the consent of the Optionee or purchaser of Shares) the vesting restrictions applicable to Shares Sold under the Plan or pursuant to Options granted under the Plan;

                  (xiii) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option or Sale of Shares previously granted or authorized by the Administrator;

                  (xiv) to determine the restrictions on transfer, vesting restrictions, repurchase rights, or other restrictions applicable to Shares issued under the Plan;

                  (xv) to effect, at any time and from time to time, with the consent of the affected Optionees, the cancellation of any or all outstanding Options under the Plan and to grant in substitution therefor new Options under the Plan covering the same or different numbers of


4 - 2002 STOCK INCENTIVE PLAN (MICROHELIX, INC.)

Shares, but having an Option price per Share consistent with the provisions of
Section 7 of this Plan as of the date of the new Option grant;

                  (xvi) to establish, on a case-by-case basis, different terms and conditions pertaining to exercise or vesting rights upon termination of employment, whether at the time of an Option grant or Sale of Shares, or thereafter;

                  (xvii) to approve forms of agreement for use under the Plan;

                  (xviii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

                  (xix) to determine whether and under what circumstances an Option may be settled in cash under subsection 8(e) instead of Common Stock; and

                  (xx) to make all other determinations deemed necessary or advisable for the administration of the Plan.

            (c) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options granted under the Plan or Shares Sold under the Plan.

      5. Eligibility.

            (a) Persons Eligible. Options may be granted and/or Shares Sold only to Employees and Consultants. An Employee or Consultant who has been granted an Option or Sold Shares may, if he or she is otherwise eligible, be granted an additional Option or Options or Sold additional Shares.

            (b) No Right to Continued Employment. The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

      6. Term of Option. The term of each Option shall be stated in the Notice of Grant.

      7. Exercise/Purchase Price and Consideration.

            (a) Exercise/Purchase Price.

                  (i) The per Share exercise/purchase price for the Shares to be issued pursuant to exercise of an Option or a Sale shall be such price as is determined by the Administrator.

                  (ii) Any determination to establish an Option exercise price or effect a Sale of Common Stock at less than Fair Market Value on the date of the Option grant or authorization of Sale shall be accompanied by an express finding by the Administrator

5 - 2002 STOCK INCENTIVE PLAN (MICROHELIX, INC.)

specifying that the Option grant or Sale is in the best interest of the Company, and specifying both the Fair Market Value and the Option exercise price or Sale price of the Common Stock.

            (b) Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option or pursuant to a Sale, including the method of payment, shall be determined by the Administrator. Such consideration may consist of:

                  (i)   cash;

                  (ii)  check;

                  (iii) promissory note;

                  (iv)  transfer to the Company of Shares which

                        (A) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and

                        (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares to be acquired;

                  (v) if and so long as the Common Stock is registered under
Section 12(b) or 12(g) of the Exchange Act, delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price;

                  (vi) the Optionee may elect to receive Optioned Shares by surrender of the Option Exercise Form at the principal office of the Company, together with notice of such election, in which event the Company shall issue to the Optionee that number of Shares computed using the following formula:

                                  X= Y(A-B)
                                     -----
                                       A

Where:      X=    the number of Shares to be issued to the Optionee.

            Y= the number of shares of Common Stock then exercisable under this Option, if exercised for cash.

            A= the fair market value of one share of Common Stock at the time of such exercise.

            B= the per share Exercise/Purchase Price (as adjusted through the date of such exercise);

                  (vii) such other consideration and method of payment for the issuance of Shares to the extent permitted by legal requirements relating to the administration of stock


6 - 2002 STOCK INCENTIVE PLAN (MICROHELIX, INC.)

option plans and issuances of capital stock under applicable corporate and securities laws and the Code; or

                  (viii) any combination of the foregoing methods of payment.

      If the Fair Market Value of the number of whole Shares transferred or the number of whole Shares surrendered is less than the total exercise price of the Option, the shortfall must be made up in cash or by check. Notwithstanding the foregoing provisions of this Section 7(b), the consideration for Shares to be issued pursuant to a Sale may not include, in whole or in part, the consideration set forth in subsection (v) above.

      8. Exercise of Option.

            (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

            An Option may not be exercised for a fraction of a Share.

            An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under the Option Agreement and
Section 7(b) of the Plan. Each Optionee who exercises an Option shall, upon notification of the amount due (if any) and prior to or concurrent with delivery of the certificate representing the Shares, pay to the Company amounts necessary to satisfy applicable federal, state and local tax withholding requirements. An Optionee must also provide a duly executed copy of any stock transfer agreement then in effect and determined to be applicable by the Administrator. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock represented by such stock certificate, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

            (b) Termination of Employment or Consulting Relationship. In the event that an Optionee's Continuous Status as an Employee or Consultant terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option, but only within such period of time as is determined by the Administrator, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). The Administrator shall determine such period of time (in no event to exceed ninety (90) days from the date of termination) when the Option is granted. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of


7 - 2002 STOCK INCENTIVE PLAN (MICROHELIX, INC.)

the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

            (c) Disability of Optionee. Unless otherwise determined by the Administrator in the Option Agreement, in the event that an Optionee's Continuous Status as an Employee or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within twelve (12) months from the date of such termination, but only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

            (d) Death of Optionee. Unless otherwise determined by the Administrator in the Option Agreement, in the event of the death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

            (e) Buyout Provisions. The Administrator may at any time offer to buy out, in whole or in part, for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

      9. Nontransferability of Options. Except as otherwise specifically provided in the Option Agreement, an Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will, or by the laws of descent and distribution, and may be exercised during the lifetime of the Optionee only by the Optionee or, if incapacitated, by his or her legal guardian or legal representative.

      10. Adjustments Upon Changes in Capitalization or Merger.

            (a) Changes in Capitalization: Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or Sales made or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common


8 - 2002 STOCK INCENTIVE PLAN (MICROHELIX, INC.)

Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

            (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, each outstanding Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Administrator. The Administrator may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise Optionee's Option as to all or any part of the Common Stock subject to the Option, including Shares as to which the Option would not otherwise be exercisable.

            (c) Merger or Asset Sale. Except as otherwise provided in an Option Agreement, in the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a Parent or Subsidiary of such successor corporation, unless the Administrator determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that each Optionee shall have the right to exercise Optionee's Option as to all or any part of the Common Stock subject to the Option, including Shares as to which the Option would not otherwise be exercisable. If the Administrator determines that an Option shall be exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be so exercisable for a period of thirty (30) days from the date of such notice or such shorter period as the Administrator may specify in the notice, and the Option will terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the Option confers the right to purchase, for each Share of Common Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation and the Optionee, provide for the consideration to be received upon the exercise of the Option, for each Share of Common Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or sale of assets.


9 - 2002 STOCK INCENTIVE PLAN (MICROHELIX, INC.)

      11. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option. Notice of the determination shall be given to each Optionee within a reasonable time after the date of such grant.

      12. Amendment and Termination of the Plan.

            (a) Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable.

            (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted. Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

            (c) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted, and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

      13. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option or a Sale unless the exercise of such Option or consummation of the Sale and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, applicable state securities laws, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange (including NASDAQ) upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

      14. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

      15. Liability of Company.

            (a) Inability to Obtain Authority. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

            As a condition to the exercise of an Option or a Sale, the Company may require the person exercising such Option or to whom Shares are being Sold to represent and warrant at the time of any such exercise or Sale that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the


10 - 2002 STOCK INCENTIVE PLAN (MICROHELIX, INC.)

Company, such a representation is required by any of the aforementioned relevant provisions of law.

            (b) Grants Exceeding Allotted Shares. If the Common Stock covered by an Option exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, such Option shall be void with respect to such excess Common Stock, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 12 of the Plan.

      16. Market Standoff. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, an Optionee or other participant in the Plan shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any shares issuable or issued under the Plan, whether pursuant to an Option or a Sale, without the prior written consent of the Company or its underwriters. Such limitations shall be in effect for such period of time as may be requested by the Company or such underwriters and agreed to by the Company's officers and directors with respect to their shares; provided, however, that in no event shall such period exceed 180 days. The limitations of this paragraph shall in all events terminate five years after the effective date of the Company's initial public offering. Participants shall be subject to the market standoff provisions of this Section 16 only if the officers and directors of the Company are also subject to similar arrangements.

      In the event of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Company's outstanding Common Stock effected as a class without the Company's receipt of consideration, then any new, substituted or additional securities distributed with respect to the purchased shares shall be immediately subject to the provisions of this Section 16, to the same extent the purchased shares are at such time covered by such provisions.

      In order to enforce the limitations of this Section 16, the Company may impose stop-transfer instructions with respect to the purchased shares until the end of the applicable standoff period.


11 - 2002 STOCK INCENTIVE PLAN (MICROHELIX, INC.)

                     PLAN ADOPTION AND AMENDMENT/ADJUSTMENTS
                                  SUMMARY PAGE



                                                                         DATE OF
                                                 SECTION/EFFECT OF    SHAREHOLDER
DATE OF BOARD ACTION         ACTION                 AMENDMENT           APPROVAL
--------------------         ------              -----------------    -----------

October 14, 2002       Initial Plan Adoption          N/A                 N/A


12 - 2002 NONQUALIFIED STOCK OPTION PLAN